February 28, 1995



Dr. & Mrs. Leon Riebman


Dear Dr. & Mrs. Riebman:

     In order to induce you to enter into the Agreement ("Agreement") between AEL Industries, Inc. ("Company") and you dated as of this date and the related agreements referred to therein, intending to be legally bound hereby, I agree that I will vote all the shares of Company Class A Common Stock and Class B Common Stock over which I have voting power in favor of a Qualifying Business Combination included within a Proposal submitted for Shareholder Approval and for which the Voting Trustees are voting the Riebman Shares (as each of such capitalized terms are defined in the Agreement).



                         /s/Leeam Lowin
                            Leeam Lowin

February 28, 1995



Dr. & Mrs. Leon Riebman


Dear Dr. & Mrs. Riebman:

     In order to induce you to enter into the Agreement ("Agreement") between AEL Industries, Inc. ("Company") and you dated as of this date and the related agreements referred to therein, intending to be legally bound hereby, I agree that I will vote all the shares of Company Class A Common Stock and Class B Common Stock over which I have voting power in favor of a Qualifying Business Combination included within a Proposal submitted for Shareholder Approval and for which the Voting Trustees are voting the Riebman Shares (as each of such capitalized terms are defined in the Agreement).



                         /s/Frederick R. Einsidler
                            Frederick R. Einsidler

February 28, 1995



Dr. & Mrs. Leon Riebman


Dear Dr. & Mrs. Riebman:

     In order to induce you to enter into the Agreement ("Agreement") between AEL Industries, Inc. ("Company") and you dated as of this date and the related agreements referred to therein, intending to be legally bound hereby, I agree that I will vote all the shares of Company Class A Common Stock and Class B Common Stock over which I have voting power in favor of a Qualifying Business Combination included within a Proposal submitted for Shareholder Approval and for which the Voting Trustees are voting the Riebman Shares (as each of such capitalized terms are defined in the Agreement).



                         /s/Francis J. Dunleavy
                            Francis J. Dunleavy